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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 19, 1997
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                                 CONNECT, Inc.
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               (Exact name of registrant as specified in charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


         000-20873                                        77-0431045
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(Commission File Number)                     (IRS Employer Identification No.)


515 Ellis Street, Mountain View, California                94043
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:    (650) 254-4000
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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On November 20, 1997, CONNECT, Inc. (the "Company") announced that it completed a financing that raised $10 million through the issuance in a private placement of units consisting of convertible debt securities and warrants (the "Units"). Each Unit was sold for $40,000 and consists of a $40,000 principle amount convertible note (a "Note") and a warrant (a "Warrant"). Each Note will accrue interest at a rate of 5% per annum and is convertible at the option of the holder into shares of the Company's Common Stock at a price per share equal to the lesser of (i) $2.00 or (ii) 80% of the average closing bid price of the Company's Common Stock during the 10 trading days prior to conversion. Each Warrant is exercisable at any time within three years after the date of issuance to purchase 13,333 shares of the Company's Common Stock at a price of $2.50 per share. The Company is obligated to file with the Securities and Exchange Commission shortly after the closing of the initial sale of the Units a registration statement with respect to the resale of the shares issuable upon conversion of the Notes and exercise of the Warrants. The Company has reserved the right to issue up to an additional $2 million of Units (in excess of the $10 million described above) within a short period of time after closing the initial sale of units. The purpose of the offering was to provide funds for working capital and general corporate purposes.

      The securities sold by the Company will not be registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

      Further details of this transaction are contained in the Company's press release dated November 20, 1997, filed as an exhibit hereto and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
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     (c)  Exhibits.
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Exhibit 99.1  CONNECT, Inc. Press Release dated November 20, 1997.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CONNECT, Inc.
                              (Registrant)


Dated:  November 21, 1997     By: /s/ JOSEPH G. GIRATA
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                                  Joseph G. Girata
                                  Vice President of Finance and
                                  Administration and Chief Financial Officer